SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): October 1, 2000

                        FLEETBOSTON FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



     Rhode Island                  1-6366                 05-0341324
     ------------                  ------                 ----------
    (State or other           (Commission File           (IRS Employer
    jurisdiction of               Number)               Identification
    incorporation)                                         Number)


                 One Federal Street, Boston, Massachusetts 02110
                 -----------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (617) 346-4000
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.     OTHER EVENTS
            ------------

            FleetBoston Financial Corporation, a Rhode Island corporation ("FleetBoston"), and Summit Bancorp., a New Jersey corporation ("Summit"), have entered into an Agreement and Plan of Merger, dated as of October 1, 2000 (the "Merger Agreement"), a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The Merger Agreement provides for the merger of Summit with and into FleetBoston (the "Merger"). In connection with the Merger, FleetBoston will appoint T. Joseph Semrod, currently Chairman, President and Chief Executive Officer of Summit, and one additional director from the current Summit Board of Directors to be mutually agreed upon by FleetBoston and Summit, to the class of directors of the FleetBoston Board of Directors with terms expiring at the 2004 Annual Meeting of FleetBoston Stockholders. The Merger is expected to be (1) accounted for under the "pooling-of-interests" method of accounting and (2) a "reorganization" under the Internal Revenue Code of 1986, as amended.

            At the effective time of the Merger, each share of common stock, par value $0.80 per share, of Summit ("Summit Common Stock"), outstanding immediately prior to the effective time of the Merger will be converted into
1.02 shares (the "Exchange Ratio") of common stock, par value $0.01 per share, of FleetBoston ("FleetBoston Common Stock"). At the effective time of the Merger, all rights with respect to Summit Common Stock pursuant to stock options outstanding at such effective time, whether or not then exercisable, shall be converted into and shall become rights with respect to FleetBoston Common Stock on otherwise substantially similar terms, adjusted to reflect the Exchange Ratio.

            Consummation of the Merger is subject to a number of conditions, including (1) the adoption of the Merger Agreement by the stockholders of Summit entitled to vote thereon, (2) receipt of all requisite governmental approvals (including the approval of the Board of Governors of the Federal Reserve System), and (3) certain other customary conditions.

            In connection with the Merger Agreement, Summit has granted FleetBoston an irrevocable option (the "Option") to purchase, under certain circumstances, up to 19.9% of the outstanding shares of Summit Common Stock at a price, subject to certain adjustments, of $34.00 per share (the "Stock Option Agreement"), a copy of which is attached as Exhibit 99.2 hereto and is incorporated herein by reference. Under certain circumstances, Summit may be required to repurchase the Option or the shares acquired pursuant to the exercise of the Option; alternatively, the Option could be surrendered, together with any shares purchased under the Option, in exchange for a cash payment of $210 million. The Stock Option Agreement limits FleetBoston's Total Profit (as defined in the Stock Option Agreement) to not more than $350 million.

            A copy of the joint press release of October 2, 2000, regarding the Merger is attached as Exhibit 99.3 hereto and is hereby incorporated herein by reference.

            A copy of the presentation to investors, dated October 2, 2000, regarding the Merger and given jointly by FleetBoston and Summit, is attached as
Exhibit 99.4 hereto and is hereby incorporated by reference herein.

            The exhibits to this current report on Form 8-K contain forward looking statements with respect to the financial conditions, results of operations and businesses of each of FleetBoston and Summit and, assuming the consummation of the Merger, a combined FleetBoston/Summit including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the Merger; (b) the impact on revenues of the Merger, and (c) the restructuring charges expected to be incurred in connection with the Merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected cost savings from the Merger cannot be fully realized or realized within this expected time-frame; (2) revenues following the Merger are lower than expected; (3) competitive pressure among financial services companies increases significantly; (4) costs or difficulties related to the integration of the businesses of FleetBoston and Summit are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either internationally or nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (7) legislation or regulatory requirements or changes adversely affect the businesses in which the combined company would be engaged.

            Such forward-looking statements speak only as of the date on which such statements were made, and FleetBoston undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events.


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

(a)         Financial statements of businesses acquired.

                 -     Not Applicable

(b)         Pro forma financial information.

                 -     Not Applicable

(c)         Exhibits.

            99.1 Agreement and Plan of Merger, dated as of October 1, 2000, by and between FleetBoston Financial Corporation and Summit Bancorp.

            99.2 Stock Option Agreement, dated as of October 1, 2000, by and between FleetBoston Financial Corporation and Summit Bancorp.

            99.3 Joint press release, dated October 2, 2000, issued by FleetBoston Financial Corporation and Summit Bancorp.

            99.4 Investor Presentation Materials, dated October 2, 2000, regarding the Merger.

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                       FLEETBOSTON FINANCIAL GROUP, INC.


                                       By:  /s/ William C. Mutterperl
                                          ---------------------------------
                                       Name:  William C. Mutterperl
                                       Title: Executive Vice President,
                                              Secretary and General Counsel


Date:  October 2, 2000

EXHIBIT INDEX

99.1 Agreement and Plan of Merger, dated as of October 1, 2000, by and between FleetBoston Financial Corporation and Summit Bancorp.

99.2 Stock Option Agreement, dated as of October 1, 2000, by and between FleetBoston Financial Corporation and Summit Bancorp.

99.3 Joint press release, dated October 2, 2000, issued by FleetBoston Financial Group, Inc. and Summit
            Corporation.

99.4 Investor Presentation Materials, dated October 2, 2000, regarding the Merger.